SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 22, 2003

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of California	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure (pursuant to Item 12)
Item 7. Financial Statements and Exhibits
EXHIBIT 99.1

Item 9. Regulation FD Disclosure (pursuant to Item 12)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

     On July 22, 2003 Intevac, Inc. issued a press release announcing its results for the three and six months ended June 28, 2003. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: July 22, 2003	By:	/s/ CHARLES B. EDDY III

Charles B. Eddy III Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

Exhibit No.	Description

99.1	Press Release